THE TAIWAN FUND, INC. (THE ‘FUND’) MONTHLY INSIGHT	JULY 31, 2013

IN BRIEF

Net asset value per share	US$19.35
Market price	US$17.21
Premium/(discount)	(11.06%)
Total net assets	US$159.1m
Market cap	US$141.5m

Source: State Street Bank and Trust Company.

At July 31, 2013		US$ return
	Fund* %	TAIEX Total Return Index† %
One month	5.4	2.4
Three months	3.7	0.6
One year	15.5	15.0
Three years % pa	8.0	7.5

Returns are annualized, except for periods of less than one year.

*	Source: State Street Bank and Trust Company.
NAV performance.

†	Source: TWSE.

Past performance is not a guide to future returns.

FUND MANAGERS

Wong Kok Hoi	James Liu
MANAGER’S COMMENTARY

Concerns about a credit crunch in China eased in July as its central bank injected liquidity into the credit market. Against this backdrop, the TAIEX rose 2.4%.

The current credit squeeze in China, combined with benign inflation in Taiwan, means that Taiwan companies that obtain most of their borrowings domestically are currently able to access a greater availability of loans and lower interest rates than their mainland competitors. There could therefore be an opportunity for some Taiwan companies to strengthen their competitive position during this period through selective expansion and investment, and we remain vigilant for such opportunities.

High inventory levels for mobile chips and a slowing PC market have lowered expectations for the technology industry for the second half of 2013; however, our assessment is that this is a short-term trend. We believe competitive companies with a higher exposure to penetrations of low-cost tablets and smartphones will see continued long-term secular growth post-digestion of inventory; we therefore took advantage of cheaper prices to raise our exposure to the technology sector.

MONTHLY INSIGHT

INVESTMENT REVIEW

The Fund’s net asset value rose 5.4% in US dollar terms over the month. Among the Fund’s best performers were Yungtay Engineering, pharmaceutical group YungShin Global Holding, and clothing manufacturer Makalot Industrial.

Yungtay continues to do well with its elevator business in China; sales in the first half of this year grew 34% on a year-over-year basis. In June, YungShin acquired 100% of Japanese pharmaceutical distribution company Chemix at an attractive valuation; it expects to book the subsequent sales and profits in the second half of the year. YungShin is also looking to use Chemix’s distribution platform in Japan to raise its penetration of generic drugs into the Japanese market. Makalot’s sales and profit rose substantially in June – up 46% and 69% respectively; the company benefited from rising orders from Southeast Asia, especially Cambodia and Vietnam, and recovering margins as the company started to pass on costs associated with wage increases in Indonesia.

On the other side, key detractors from the Fund’s return included shipping company and department-store chain First Steamship, and technology firms MPI and Taiwan Semiconductor Manufacturing (TSMC).

First Steamship underperformed as the recovery in China’s department store sector is delayed due to pressures from a retail slowdown and a shift to e-commerce in certain sectors. MPI Corporation’s share price retreated in July as inventory adjustment in the semiconductor industry may hamper its sales growth potential in the second half of the year. Meanwhile, despite reporting strong second-quarter results, TSMC’s share price corrected mildly in July; third-quarter sales-growth guidance was also below market expectation and concerns exist about the potential for intensified competition in 2014–2015.

In terms of portfolio activity during the month, we took advantage of TSMC’s share-price correction to add to our position in the stock. The company is the largest independent foundry in the world  and revenue growth is expected to continue into 2014 on the back of strong smartphone demand and new orders from US customers. With regards to sales, we took some profit from our holding in Advantech, after its strong share-price rally. However, we did not completely exit the position as we believe it has the capacity to generate structural earnings growth over the long term.

Source: Martin Currie Inc. and APS Asset Management Pte Ltd.

For further information please go to www.thetaiwanfund.com.
Martin Currie Inc. took over management of the Fund on May 9, 2010.

FUND DETAILS

July 31, 2013
Shares outstanding	8,221,259
Exchange listed	NYSE
Listing date	1986
Investment manager	Martin Currie Inc.

Source: State Street Bank and Trust Company.

PERFORMANCE	(US$ RETURNS)
(US$ returns)	NAV %	Market price %
One month	5.4	5.9
Three months	3.7	1.5
Three years % pa	8.0	8.2

Returns are annualized, except for periods of less than one year.
Source: State Street Bank and Trust Company.

Past performance is not a guide to future returns.

SECTOR ALLOCATION

	Fund %*	Benchmark %†
Electronics	30.7	48.6
Wholesale and retail	14.7	5.3
Construction	12.9	2.3
Healthcare	8.8	—
Textiles	6.6	2.0
Electric and machinery	4.8	1.5
Others	4.2	3.4
Transportation	4.2	1.8
Finance	4.0	14.1
Plastics	3.7	7.2
Steel and iron	—	2.5
Chemicals	—	2.3
Foods	—	2.2
Rubber	—	2.1
Automobile	—	1.8
Cement	—	1.3
Tourism	—	0.6
Electrical appliance and cable	—	0.4
Paper and pulp	—	0.3
Glass and ceramics	—	0.3
Other assets and liabilities, net	5.4	—

*	Source: State Street Bank and Trust Company.
†	Source: TWSE.

15 LARGEST HOLDINGS*

63.8% of holdings	Sector	% of net assets
WT Microelectronics	Electronics	7.4
YungShin Global Holding	Healthcare	5.7
Taiwan Semiconductor Manufacturing	Electronics	5.6
Aurora	Electronics	5.0
Yungtay Engineering	Electric and machinery	4.8
Mercuries & Associates	Wholesale and retail	4.6
Advantech	Electronics	4.1
PC Home Online	Wholesale and retail	3.7
Yem Chio	Plastics	3.7
Makalot Industrial	Textiles	3.5
Taiwan Tea	Wholesale and retail	3.3
Taiflex Scientific	Electronics	3.1
Far Eastern New Century	Textiles	3.1
Test-Rite International	Wholesale and retail	3.1
Pacific Hospital Supply	Healthcare	3.1

*	Source: State Street Bank and Trust Company.

PERFORMANCE	(US$ returns at July 31, 2013)

	One month %	Three months %	Calendar year to date %	One year %	Three years % pa	Five years % pa	Ten years % pa	Since launch % pa
The Taiwan Fund, Inc.*	5.4	3.7	8.2	15.5	8.0	5.1	7.5	8.8
TAIEX Index†	0.5	(1.4)	2.0	11.5	3.7	3.4	5.8	8.4
TAIEX Total Return Index†	2.4	0.6	4.0	15.0	7.5	7.1	9.7	na
MSCI Taiwan Index†	1.2	(1.2)	2.6	15.0	7.4	5.5	7.3	na

Returns are annualized, except for periods of less than one year.
*
Source: State Street Bank and Trust Company. Launch date December 23, 1986. Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested.

†	Source: MSCI for the MSCI Taiwan Index and TWSE for the TAIEX Total Return Index and the TAIEX Index. For a full description of each index please see the index descriptions section.

Returns for the TAIEX Index are not total returns and reflect only changes in the share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns.

The TAIEX Total Return Index commenced January 1, 2003.

Past performance is not a guide to future returns.

MONTHLY INSIGHT

PORTFOLIO IN FULL

Sector	Company (BGB ticker)	Price NT$	Holding	Value US$	% of net assets
ELECTRONICS					30.7
WT Microelectronics	3036 TT	32.6	10,901,900	11,833,887	7.4
Taiwan Semiconductor Manufacturing	2300 TT	102.5	2,626,000	8,976,206	5.6
Aurora	2373 TT	58.8	4,060,000	7,961,183	5.0
Advantech	2395 TT	145.0	1,335,100	6,455,889	4.1
Taiflex Scientific	8039 TT	43.1	3,452,821	4,962,786	3.1
MPI	6223 TT	64.2	1,448,000	3,100,115	2.0
King SlideWorks	2059 TT	268.0	285,000	2,547,146	1.6
Lumax International	6192 TT	65.7	844,000	1,849,192	1.2
Tatung	2371 TT	7.6	4,770,897	1,207,580	0.7

WHOLESALE AND RETAIL					14.7
Mercuries & Associates	2905 TT	24.1	9,178,175	7,376,453	4.6
PC Home Online	8044 TT	171.0	1,048,128	5,977,019	3.7
Taiwan Tea	2913 TT	19.0	8,231,000	5,215,314	3.3
Test-Rite International	2908 TT	24.0	6,075,260	4,862,396	3.1

CONSTRUCTION					12.9
Goldsun Development & Construction	2504 TT	11.9	11,314,980	4,471,429	2.8
King’s Town Construction	2524 TT	29.0	4,474,764	4,327,553	2.7
Acter	5536 TT	121.5	941,179	3,813,491	2.4
Taiwan Land Development	2841 TT	10.9	8,681,129	3,155,564	2.0
Hung Poo Real Estate Development	2536 TT	30.0	2,465,873	2,429,978	1.5
Good Friend International Holdings	912398 TT	9.9	6,990,000	2,310,069	1.5

HEALTHCARE					8.8
YungShin Global Holding	3705 TT	44.3	6,146,000	9,069,431	5.7
Pacific Hospital Supply	4126 TT	108.0	1,345,456	4,845,822	3.1

TEXTILES					6.6
Makalot Industrial	1477 TT	164.0	1,030,000	5,633,201	3.5
Far Eastern New Century	1402 TT	33.9	4,343,341	4,902,943	3.1

ELECTRIC AND MACHINERY					4.8
Yungtay Engineering	1507 TT	72.5	3,134,000	7,577,243	4.8

Sector	Company (BGB ticker)	Price NT$	Holding	Value US$	% of net assets
OTHER					4.2
Ruentex Development	9945 TT	58.7	1,734,314	3,395,002	2.2
Taiwan Secom	9917 TT	67.6	728,000	1,641,165	1.0
Taiwan Sogo Shinkong Security	9925 TT	35.6	1,378,000	1,635,963	1.0

TRANSPORTATION					4.2
First Steamship	2601 TT	20.0	6,677,714	4,442,679	2.8
Taiwan High Speed Rail	2633 TT	5.4	12,597,600	2,264,388	1.4

FINANCE					4.0
Yuanta Financial Holding	2885 TT	15.7	6,321,000	3,298,940	2.1
Union Bank of Taiwan	2838 TT	11.5	7,807,280	2,994,138	1.9

PLASTICS					3.7
Yem Chio	4306 TT	23.1	7,647,915	5,891,546	3.7

OTHER ASSETS AND LIABILITIES, NET				8,627,028	5.4

MONTHLY INSIGHT

THE TAIWAN FUND, INC. PREMIUM/DISCOUNT

Source: State Street Bank and Trust Company as of July 31, 2013.

INDEX DESCRIPTIONS

TAIEX Index
The TWSE, or TAIEX Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange. The Index was based in 1966 and does not include re-invested dividends.

TAIEX Total Return Index
The TAIEX Total Return Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange, based in 1966, which includes re-invested dividends.

MSCI Taiwan Index
The MSCI Total Return Taiwan Index is a free-float adjusted market capitalization index. The Index represents Taiwanese companies that are available to investors worldwide. The Index has a base date of December 31, 1987. As of July 31, 2013, it contained 107 constituents.

OBJECTIVE

The Fund was launched on December 23, 1986 to allow US and other investors to access and participate in the growth of the economy and the stock market in Taiwan, the Republic of China. The Fund’s investment objective is to seek long-term capital appreciation primarily through investments in equity securities listed in Taiwan. The Fund is a diversified, closed-end management investment company listed on the New York Stock Exchange (NYSE) under the symbol ‘TWN’.

Taiwan, with its global market leadership in high technology goods and its significant investments throughout mainland China and Southeast Asian economies, is now an integral economic player in the Asia Pacific Region as well as around the world. Investing in Taiwan not only allows investors to capitalize on Taiwan’s dynamic economy, but also allows investors to reap the growth and investment potential of the mainland China and other emerging economies of the region.

CONTACTS

The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette
PO Box 5049
Boston, MA 02111
Tel: (1) 877-864-5056

www.thetaiwanfund.com

IMPORTANT INFORMATION

This document is issued and approved by Martin Currie Inc. (‘MC Inc.’), as investment adviser of The Taiwan Fund, Inc. (the ‘Fund’). MC Inc. is authorised and regulated by the Financial Conduct Authority (‘FCA’) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc. makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from this newsletter.

The Fund is classified as a diversified investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed ended US fund and its shares are listed on the New York Stock Exchange. MC Inc. has been appointed investment adviser to the Fund.

Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FCA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FCA’s Conduct of Business Sourcebook of the United Kingdom.

This newsletter does not constitute an offer of shares. MC Inc., its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns, or that investments will reflect the performance of the stock examples contained in this document. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:

–
It should be noted that investment in the Fund is only suitable for sophisticated investors who are aware of the risk of investing in Taiwan and should be regarded as long term. Funds which invest in one country carry a higher degree of risk than those with portfolios diversified across a number of markets.

–
Investment in the securities of smaller and unquoted companies can involve greater risk than is customarily associated with investment in larger, more established, companies. In particular, smaller companies often have limited product lines, markets or financial resources and their management may be dependent on a smaller number of key individuals. In addition, the market for stock in smaller companies is often less liquid than that for stock in larger companies, bringing with it potential difficulties in acquiring, valuing and disposing of such stock. Proper information for determining their value, or the risks to which they are exposed, may not be available.

–
Investments within emerging markets such as Taiwan can be of higher risk. Many emerging markets, and the companies quoted on their stock exchanges, are exposed to the risks of political, social and religious instability, expropriation of assets or nationalization, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation which may affect the Fund’s income and the value of its investments.

–
The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stockmarkets, and equities are less liquid. Volatility of prices can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be undeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.

Martin Currie Inc. registered in Scotland (no BR2575)

Registered office: Saltire Court, 20 Castle Terrace, Edinburgh EH1 2ES
Tel: 44 (0) 131 229 5252 Fax: 44 (0) 131 228 5959 www.martincurrie.com

North American office: 1350 Avenue of the Americas, Suite 3010, New York, NY
10019, USA Tel: (1) 212 258 1900 Fax: (1) 212 258 1919

Authorised and regulated by the Financial Conduct Authority and incorporated with limited liability in New York, USA. Registered with the SEC as an investment adviser.

Please note: calls to the above numbers may be recorded.